EXHIBIT A

Verification of Statement of Facts and Application

pursuant to Rule 17d–1 under the

Investment Company Act of 1940

for an Order of the Commission

Each undersigned states that he has duly executed the attached Amendment No. 1 to the Application for an order under Sections 17(d) and 57(i) of the Investment Company Act of 1940 and Rule 17d–1 under the Investment Company Act of 1940, dated December 27, 2017 for and on behalf of, as applicable, Silver Point Specialty Credit Fund, L.P., Silver Point Specialty Credit Fund Management, LLC, Silver Point Capital Fund, L.P., Silver Point Capital Offshore Fund, Ltd., Silver Point Capital Offshore Master Fund, L.P., Silver Point Distressed Opportunities Fund, L.P., Silver Point Distressed Opportunities Offshore Fund, L.P., Silver Point Distressed Opportunities Offshore Master Fund, L.P., Silver Point Distressed Opportunity Institutional Partners, L.P., Silver Point Distressed Opportunity Institutional Partners (Offshore), L.P., Silver Point Distressed Opportunity Institutional Partners Master Fund (Offshore), L.P., and Silver Point Capital, L.P. and that all actions by stockholders, directors, members, and other bodies necessary to authorize the undersigned to execute and file such Application have been taken. Each undersigned further says that he is familiar with the instrument and the contents thereof, and that the facts set forth therein are true to the best of his knowledge, information, and belief.

Silver Point Specialty Credit Fund, L.P.

By:	Silver Point Specialty Credit Fund Management, LLC as its investment adviser

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

Silver Point Specialty Credit Fund Management, LLC

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

Silver Point Capital Fund, L.P.

By:	Silver Point Capital, L.P. as its investment adviser

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

Silver Point Capital Offshore Fund, Ltd.

By:	/s/ Edward A. Mulé
	Name:	Edward A. Mulé
	Title:	Director

Silver Point Capital Offshore Master Fund, L.P.

By:	Silver Point Capital, L.P. as its investment adviser

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

Silver Point Distressed Opportunities Fund, L.P.

By:	Silver Point Capital, L.P. as its investment adviser

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

Silver Point Distressed Opportunities Offshore Fund, L.P.

By:	/s/ Edward A. Mulé
	Name:	Edward A. Mulé
	Title:	Director

Silver Point Distressed Opportunities Offshore Master Fund, L.P.

By:	Silver Point Capital, L.P. as its investment adviser

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

Silver Point Distressed Opportunity Institutional Partners, L.P.

By:	Silver Point Capital, L.P. as its investment adviser

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

Silver Point Distressed Opportunity Institutional Partners (Offshore), L.P.

By:	/s/ Edward A. Mulé
	Name:	Edward A. Mulé
	Title:	Director

Silver Point Distressed Opportunity Institutional Partners Master Fund (Offshore), L.P.

By:	Silver Point Capital, L.P. as its investment adviser

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

Silver Point Capital, L.P.

By:	/s/ Steven E. Weiser
	Name:	Steven E. Weiser
	Title:	Authorized Signatory

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